Exhibit 99.5

EQV VENTURES ACQUISITION CORP.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm (PCAOB ID: 100)	F-2
Consolidated Financial Statements:
Consolidated Balance Sheets as of December 31, 2025 and 2024	F-3
Consolidated Statements of Operations for the Year Ended December 31, 2025 and for the Period from April 15, 2024 (inception) through December 31, 2024	F-4
Consolidated Statements of Changes in Shareholders’ Deficit for the Year Ended December 31, 2025 and for the Period from April 15, 2024 (inception) through December 31, 2024	F-5
Consolidated Statements of Cash Flows for the Year Ended December 31, 2025 and for the Period from April 15, 2024 (inception) through December 31, 2024	F-6
Notes to Consolidated Financial Statements	F-7 to F-30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

EQV Ventures Acquisition Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of EQV Ventures Acquisition Corp. (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2025 and for the period from April 15, 2024 (inception) through December 31, 2024, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the year ended December 31, 2025 and for the period from April 15, 2024 (inception) through December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, if the Company is unable to complete a business combination by August 8, 2026, then the Company will cease all operations except for the purpose of liquidating. The liquidity condition, date for mandatory liquidation, and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2024.

New York, New York

March 6, 2026

PCAOB ID Number 100

EQV VENTURES ACQUISITION CORP.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2025	2024
Assets:
Current assets
Cash and cash equivalents	$75,825	$973,483
Short-term prepaid insurance	68,532	117,484
Prepaid expenses	3,413	42,771
Total current assets	147,770	1,133,738
Cash held in the trust account	370,379,609	356,361,121
Long-term prepaid insurance	—	68,532
Total Assets	$370,527,379	$357,563,391

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit:
Current liabilities
Accrued offering costs	$—	$60,000
Accrued expenses	8,773,871	223,512
Cash underwriting fee payable	52,083	468,750
Securities Purchase Agreement liability	636,000	—
Subscription Agreement liability	141,300	—
Total current liabilities	9,603,254	752,262
Deferred legal fees	746,370	746,370
Deferred underwriting fee	12,250,000	12,250,000
Total Liabilities	22,599,624	13,748,632

Commitments and Contingencies
Class A ordinary shares subject to possible redemption, 35,000,000 shares at a redemption value of approximately $10.58 and $10.18 per share at December 31, 2025 and 2024, respectively	370,259,160	356,222,955

Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding at December 31, 2025 and 2024	—	—
Class A ordinary shares, $0.0001 par value; 300,000,000 shares authorized; 822,500 shares issued and outstanding (excluding 35,000,000 shares subject to possible redemption) at December 31, 2025 and 2024	82	82
Class B ordinary shares, $0.0001 par value; 30,000,000 shares authorized; 8,750,000 shares issued and outstanding at December 31, 2025 and 2024	875	875
Additional paid-in capital	—	—
Accumulated deficit	(22,332,362)	(12,409,153)
Total Shareholders’ Deficit	(22,331,405)	(12,408,196)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$370,527,379	$357,563,391

The accompanying notes are an integral part of the consolidated financial statements.

EQV VENTURES ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2025	For the Period from April 15, 2024 (Inception) through December 31, 2024
General and administrative costs	$10,723,439	$656,510
Loss from operations	(10,723,439)	(656,510)

Other Income (Expense)
Change in fair value of over-allotment liability	—	598,539
Change in fair value of Securities Purchase Agreement liability	(636,000)	—
Change in fair value of Subscription Agreement liability	49,700	—
Subscription Agreement expense	(191,000)	—
Interest income from bank account	17,952	—
Interest earned on cash held in the trust account	15,595,783	6,914,394
Total other income, net	14,836,435	7,512,933

Net Income	$4,112,996	$6,856,423

Basic and diluted weighted average shares outstanding, Class A redeemable shares	35,822,500	20,025,933
Basic and diluted net income per share	$0.09	$0.24
Basic and diluted weighted average shares outstanding, Class A and B non-redeemable shares	8,750,000	8,750,000
Basic and diluted net income per share	$0.09	$0.24

The accompanying notes are an integral part of the consolidated financial statements.

EQV VENTURES ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2025 AND FOR THE PERIOD FROM APRIL 15, 2024 (INCEPTION) THROUGH DECEMBER 31, 2024

	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance — April 15, 2024 (inception)	—	$—	—	$—	$—	$—	$—

Issuance of Class B ordinary shares to Sponsor (defined in Note 1)	—	—	10,062,500	1,006	23,994	—	25,000

Issuance of Class A ordinary shares to non-executive director nominees	160,000	16	—	—	382	—	398

Sale of 662,500 Private Placement Units	662,500	66	—	—	6,624,934	—	6,625,000

Fair value of public warrants (defined in Note 3) at issuance	—	—	—	—	2,100,000	—	2,100,000

Forfeiture of founder shares	—	—	(1,312,500)	(131)	131	—	—

Allocated value of transaction costs to Class A shares	—	—	—	—	(176,588)	—	(176,588)

Accretion for Class A ordinary shares to redemption amount	—	—	—	—	(8,572,853)	(19,265,576)	(27,838,429)

Net income	—	—	—	—	—	6,856,423	6,856,423

Balance – December 31, 2024	822,500	82	8,750,000	875	—	(12,409,153)	(12,408,196)

Accretion for Class A ordinary shares to redemption amount	—	—	—	—	—	(14,036,205)	(14,036,205)

Net income	—	—	—	—	—	4,112,996	4,112,996

Balance – December 31, 2025	822,500	$82	8,750,000	$875	$—	$(22,332,362)	$(22,331,405)

The accompanying notes are an integral part of the consolidated financial statements.

EQV VENTURES ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,	For the Period from April 15, 2024 (Inception) through December 31,
	2025	2024
Cash Flows from Operating Activities:
Net income	$4,112,996	$6,856,423
Adjustments to reconcile net income to net cash used in operating activities:
Operating costs paid by Sponsor in exchange for issuance of founder shares	—	25,000
Interest earned on cash held in the trust account	(15,595,783)	(6,914,394)
Change in fair value of over-allotment liability	—	(598,539)
Change in fair value of Securities Purchase Agreement liability	636,000	—

Change in fair value of Subscription Agreement liability	(49,700)	—
Subscription Agreement expense	191,000	—
Changes in operating assets and liabilities:
Prepaid expenses	39,358	(42,771)
Short-term prepaid insurance	48,952	(117,484)
Long-term prepaid insurance	68,532	(68,532)
Cash underwriting fees payable	—	(156,250)
Accrued expenses	8,550,359	223,512
Net cash used in operating activities	(1,998,286)	(793,035)

Cash Flows from Investing Activities:
Investment of cash into the trust account	—	(350,000,000)
Cash withdrawn from the trust account for working capital purposes	1,577,295	553,273
Net cash provided by (used in) investing activities	1,577,295	(349,446,727)

Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	—	345,375,000
Proceeds from sale of Private Placement Units	—	6,625,000
Issuance of Class A shares to non-executive director nominees	—	398
Proceeds from promissory note - related party	—	269,840
Repayment of promissory note - related party	—	(269,840)
Cash underwriting fee payable	(416,667)	—
Payment of offering costs	(60,000)	(787,153)
Net cash (used in) provided by financing activities	(476,667)	351,213,245

Net change in cash and cash equivalents	(897,658)	973,483
Cash and cash equivalents – Beginning of period	973,483	—
Cash and cash equivalents – End of period	$75,825	$973,483

Noncash investing and financing activities:
Offering costs included in accrued offering costs	$—	$60,000
Deferred underwriting fees payable	$—	$12,250,000
Forfeiture of founder shares	$—	$131
Write off of over-allotment liability	$—	$598,539
Deferred legal fee payable	$—	$746,370

The accompanying notes are an integral part of the consolidated financial statements.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

EQV Ventures Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on April 15, 2024. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

The Company is not limited to a particular or geographic region for purposes of consummating a business combination. The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of December 31, 2025, the Company had not commenced any operations. All activity for the period from April 15, 2024 (inception) through December 31, 2025 relates to the Company’s formation and its initial public offering (the “Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a business combination. The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on August 6, 2024. On August 8, 2024, the Company consummated the Initial Public Offering of 35,000,000 units, each consisting of one Class A ordinary share and one-third of one redeemable warrant (the “Units” and, with respect to the Class A ordinary shares included in the Units, the “public shares”), at $10.00 per Unit, generating gross proceeds of $350,000,000, which is described in Note 3.

The Company’s sponsor is EQV Ventures Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

Simultaneously with the consummation of the Initial Public Offering, the Company consummated (i) the private placement of 400,000 units, each consisting of one Class A ordinary share and one-third of one redeemable warrant (the “Sponsor Private Placement Units”) to the Sponsor at a price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds of $4,000,000, and (ii) the private placement of 262,500 units, each consisting of one Class A ordinary share and one-third of one redeemable warrant (the “Underwriter Private Placement Units,” and together with the Sponsor Private Placement Units, the “Private Placement Units”), at a price of $10.00 per Underwriter Private Placement Unit in a private placement to BTIG, LLC (“BTIG”), generating gross proceeds of $2,625,000. The Private Placement Units are discussed in Notes 3 and 4.

Transaction costs amounted to $19,093,523, consisting of $5,250,000 of cash underwriting fees, $12,250,000 of deferred underwriting fees, and $1,593,523 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a business combination. The Company’s initial business combination must be with one or more target businesses that together have a fair market value of at least 80% of the assets held in the trust account (net, with respect to interest income, of certain amounts of working capital expenses (up to 10%, per annum, of the interest earned on the trust account), taxes payable and up to $100,000 to pay liquidation expenses) at the time of the agreement to enter into a business combination. The Company will only complete a business combination if the post-business combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a business combination successfully.

Following the closing of the Initial Public Offering on August 8, 2024, an amount of $350,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units, was placed in a trust account located in the United States and invested only in (i) U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, (ii) any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, or (iii) an interest bearing demand deposit account, until the earlier of (a) the consummation of a business combination or (b) the distribution of the trust account, as described below.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

The Company will provide holders of the outstanding public shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Class A ordinary shares upon the consummation of a business combination either (i) in connection with a shareholder meeting called to approve the business combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a business combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to convert their public shares for a pro rata portion of the amount then in the trust account (initially $10.00 per public share, plus any pro rata interest earned on the funds held in the trust account and not previously released to the Company to pay working capital expenses or its tax obligations). There will be no redemption rights upon the completion of a business combination with respect to the Company’s warrants. The public shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

The Company will proceed with a business combination only if the Company obtains the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of shareholders holding a majority of ordinary shares who attend and vote at a shareholder meeting. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a business combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a business combination, the Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed (i) to vote their founder shares (as defined in Note 4) and any public shares acquired in or after the Initial Public Offering in favor of a business combination, and (ii) not to convert any shares owned by them in connection therewith. Additionally, each public shareholder may elect to convert their public shares irrespective of whether they vote for or against the proposed transaction or abstain from voting on the proposed transaction.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a business combination and it does not conduct conversion pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from converting its shares with respect to more than an aggregate of 15% or more of the public shares or 5,250,000 without the prior consent of the Company.

The initial shareholders have agreed (i) to waive their redemption rights with respect to their founder shares, Sponsor Private Placement Shares (as defined below), and public shares held by them in connection with the completion of a business combination and (ii) not to propose an amendment to (a) modify the substance or timing of the Company’s obligation to provide for the redemption of its public shares in connection with a business combination or to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the business combination period or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their public shares in conjunction with any such amendment.

The Company will have until 24 months, or such earlier date as the Company’s board of directors may approve, from the closing of the Initial Public Offering to complete a business combination. If the Company is unable to complete a business combination within the business combination period, the Company will as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon (excluding, with respect to interest income, certain amounts of working capital expenses, taxes payable and up to $100,000 to pay liquidation expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which may expire worthless if the Company fails to complete a business combination within the business combination period.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

The initial shareholders have agreed to waive their liquidation rights to liquidating distributions from the trust account with respect to the founder shares and Sponsor Private Placement Shares if the Company fails to complete a business combination within the business combination period. However, if the Sponsor, officers and directors acquire public shares in or after the Initial Public Offering, such public shares will be entitled to liquidating distributions from the trust account if the Company fails to complete a business combination within the business combination period. The underwriter has agreed to waive its rights to its deferred underwriting commissions (see Note 5) held in the trust account in the event the Company does not complete a business combination within the business combination period and, in such event, such amounts will be included with the funds held in the trust account that will be available to fund the redemption of the public shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the trust account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of certain amounts of working capital expenses and taxes payable. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all material vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

On August 5, 2025, the Company entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among the Company, Presidio PubCo Inc. (f/k/a Prometheus PubCo Inc.), a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Presidio Production”), Prometheus PubCo Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Presidio Production (“EQV Merger Sub”), Prometheus Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“EQV Holdings”), Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of EQV Holdings (“Presidio Merger Sub”) and Presidio Investment Holdings LLC, a Delaware limited liability company (“PIH”).

Pursuant to the Business Combination Agreement, upon the consummation of the proposed business combination (the “Business Combination”), the combined entity will be renamed Presidio Production Company and is expected to be listed on the New York Stock Exchange (“NYSE”) under the trading symbol “FTW.” In connection with the proposed Business Combination, the Company entered into subscription agreements with certain investors to purchase an aggregate of 8,750,000 shares of Class A common stock of Presidio Production at a price of $10.00 per share (the “PIPE Financing”), for total gross proceeds of $87.5 million, to be funded concurrently with the closing of the Business Combination. The consummation of the Business Combination is subject to customary closing conditions, including the approval of the Company’s shareholders and the effectiveness of the registration statement on Form S-4 originally filed with the SEC by Presidio Production on September 5, 2025 (as amended, the “Registration Statement”).

On October 22, 2025, the Company announced that it would change its NYSE trading symbols from “EQV,” “EQV U,” and “EQV WS” to “FTW,” “FTW U,” and “FTW WS,” respectively. The change became effective on November 3, 2025. Upon the closing of the Business Combination, Presidio Production’s common stock and public warrants are expected to trade on the NYSE under the trading symbols “FTW” and “FTW WS,” respectively. Following the completion of the proposed Business Combination, Presidio Production will be a U.S.-domiciled C-Corporation focused on the operation of mature oil and gas wells across the Mid-Continent, with a dividend-yield-driven business model based on low-decline production assets.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Liquidity and Going Concern

As of December 31, 2025, the Company had $75,825 in its operating bank account and working capital deficit of $9,455,484.

In connection with the Company’s assessment of going concern considerations in accordance with ASC 205-40, “Going Concern”, as of December 31, 2025, the Company may need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all.

Management plans to address this uncertainty through a business combination. If a business combination is not consummated by the end of the business combination period, which currently expires on August 8, 2026, there will be mandatory liquidation and subsequent dissolution of the Company.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements –Going Concern,” management has determined that the Company’s liquidity condition, mandatory liquidation date, and potential subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after the business combination period. The Company intends to complete the initial Business Combination before the end of the business combination period. However, there can be no assurance that the Company will be able to consummate any business combination by the end of the business combination period.

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the Israel-Hamas conflict and subsequent sanctions or related actions could adversely affect the Company’s search for an initial business combination and any target business with which the Company may ultimately consummate an initial business combination.

On August 8, 2024, the Company consummated the Initial Public Offering of 35,000,000 Units at $10.00 per Unit, generating gross proceeds of $350,000,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 662,500 Private Placement Units to the Sponsor and BTIG, at a price of $10.00 per Unit, or $6,625,000.

Additionally, at the closing of the Initial Public Offering, the Company paid the underwriter $0.15 per Unit sold in the Initial Public Offering, or $5,250,000 in the aggregate (the “Base Fee”). Of such $0.15 per unit payable as the Base Fee, $0.132 per Unit, or $4,625,000 in the aggregate, was paid at the closing of the Initial Public Offering (with $2,000,000 paid in cash and $2,625,000 used to purchase the Underwriter Private Placement Units), and $0.018 per unit, or $625,000 in the aggregate, is payable to the underwriter in cash in twelve equal monthly installments of approximately $52,000 each beginning on the first month anniversary of the closing of the Initial Public Offering.

On September 27, 2024, the Company issued a press release, announcing that the holders of the Company’s units may elect to separately trade the Class A ordinary shares and warrants included in the units commencing on September 27, 2024. On November 3, 2025, the Company changed the trading symbols for its securities. As a result, those units not separated will continue to trade on the NYSE under the symbol “FTW U,” and each of the Class A ordinary shares and warrants that are separated will trade on NYSE under the symbols “FTW” and “FTW WS,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the units into Class A ordinary shares and warrants.

As of December 31, 2025, the Company had operating cash of $75,825 and a working capital deficit of $9,455,484. The Company intends to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidatedfinancial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the SEC.

Principles of Consolidation

Presidio Production was incorporated in Delaware on July 30, 2025, and was formed for the purpose of merging with the Company prior to the transactions contemplated in the Business Combination Agreement to facilitate the consummation of the proposed Business Combination. The Company has one wholly owned subsidiary, EQV Merger Sub, which was incorporated in Delaware.

The accompanying consolidated financial statements include the accounts of the Company and Presidio Production. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $75,825 and $973,483 in cash and cash equivalents as of December 31, 2025 and 2024, respectively.

Cash held in the Trust Account

At December 31, 2025 and 2024, the assets held in the trust account, amounting to approximately $370.4 million and $356.4 million, respectively, were held in cash in an interest-bearing deposit account at a bank until the earlier of the consummation of the Company’s initial business combination and liquidation. As of December 31, 2025, approximately $120,449 of the trust account balance can be withdrawn for working capital expenses.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs consisted principally of professional and registration fees that were related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares and warrants, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares were charged to temporary equity, and offering costs allocated to the public warrants (as defined in Note 3) and Private Placement Warrants (as defined in Note 4) were charged to shareholders’ deficit, as public warrants and Private Placement Warrants after management’s evaluation were accounted for under equity treatment.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the consolidated balance sheets, primarily due to their short-term nature.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the consolidated statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the consolidated balance sheets as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the consolidated balance sheets date. The underwriter’s over-allotment option was deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and was accounted for as a liability pursuant to ASC 480. The over-allotment option has expired.

The subscription agreement liability meets the criteria for derivative liability classification. As such, the subscription agreement liability is recorded at its initial fair value on the date of issuance, and each consolidated balance sheet date thereafter. Changes in the estimated fair value of the derivative liability is recognized as a non-cash gain or loss on the consolidated statements of operations. The fair value of the subscription agreement liability is discussed in Note 7.

The securities purchase agreement liability meets the criteria for derivative liability classification. As such, the subscription agreement liability is recorded at its initial net fair value on the date of issuance, and each consolidated balance sheet date thereafter. Changes in the estimated net fair value of the derivative liability is recognized as a non-cash gain or loss on the consolidated statements of operations. The net fair value of the subscription agreement liability is discussed in Note 7.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of both December 31, 2025 and 2024, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the periods presented.

Warrant Instruments

The Company accounts for the 11,666,666 public warrants and 220,833 Private Placement Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging.” Accordingly, the Company has classified the warrant instruments under equity treatment at their assigned values.

Class A Ordinary Shares Subject to Possible Redemption

The public shares contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial business combination. In accordance with ASC 480-10-S99, the Company classifies public shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, at both December 31, 2025 and 2024, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s consolidated balance sheets.

At December 31, 2025 and 2024, the Class A ordinary shares subject to redemption reflected in the consolidated balance sheets are reconciled in the following table:

Gross proceeds	$350,000,000
Less:
Proceeds allocated to public warrants	(2,100,000)
Proceeds allocated to the over-allotment option	(598,539)
Class A ordinary shares issuance costs	(18,916,935)
Plus:
Accretion of carrying value to redemption value	27,838,429
Class A ordinary shares subject to possible redemption, December 31, 2024	356,222,955
Plus:
Accretion of carrying value to redemption value	14,036,205
Class A ordinary shares subject to possible redemption, December 31, 2025	$370,259,160

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Net Income per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, (i) Class A ordinary shares and (ii) Class B ordinary shares, par value of $0.0001 per share (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”). Income and losses are shared pro rata between the two classes of shares. Net income per ordinary share is calculated by dividing the net income by the weighted average ordinary shares outstanding for the respective period.

Net income per ordinary share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period, excluding ordinary shares subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 1,312,500 ordinary shares that were forfeited as the over-allotment option was not exercised in full by the underwriter. The over-allotment option has expired. At December 31, 2025, and 2024 the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted income per ordinary share is the same as basic income per ordinary share for the period presented.

The following tables reflect the calculation of basic and diluted net income per ordinary share:

	For the Year Ended December 31,		For the Period from April 15, 2024 (Inception) through December 31,
	2025		2024
	Class A Ordinary Shares	Class B Ordinary Shares	Class A Ordinary Shares	Class B Ordinary Shares
Basic and diluted net income per ordinary share
Numerator:
Allocation of net income, as adjusted	$3,305,576	$807,420	$4,771,566	$2,084,857
Denominator:
Basic and diluted weighted average ordinary shares outstanding	35,822,500	8,750,000	20,025,933	8,750,000
Basic and diluted net income per ordinary share	$0.09	$0.09	$0.24	$0.24

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 3. INITIAL PUBLIC OFFERING

Public Units

Pursuant to the Initial Public Offering on August 8, 2024, the Company sold 35,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (each, a “public warrant,” and collectively, the “public warrants”). Each whole public warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

Warrants

As of December 31, 2025 and 2024, there were 11,666,666 public warrants outstanding. Public warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the public warrants. The public warrants will become exercisable 30 days after the completion of a business combination. The public warrants will expire five years after the completion of a business combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless the Class A ordinary shares issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company will use its commercially reasonable efforts to cause the registration statement to become effective within 60 business days after the closing of its initial business combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement provided that if its Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may redeem the public warrants:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable to each warrant holder; and

●	if, and only if, the closing price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

In addition, if (i) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of a business combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or its affiliates, prior to such issuance) (the “Newly Issued Price”), (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a business combination on the date of the consummation of a business combination (net of redemptions), and (iii) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates a business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

As of December 31, 2025 and 2024, there were 220,833 Private Placement Warrants outstanding. The Private Placement Warrants contained in the Private Placement Units (see Note 4) are identical to the public warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or salable until 30 days after the completion of a business combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable.

If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the public warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a business combination within the business combination period and the Company liquidates the funds held in the trust account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the trust account with the respect to such warrants. Accordingly, the warrants may expire worthless.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 4. RELATED PARTY TRANSACTIONS

Founder Shares

On April 19, 2024, the Sponsor paid $25,000 to cover certain offering and formation costs of the Company in consideration of 10,062,500 Class B ordinary shares (the “founder shares”), par value $0.0001 per share, of the Company. The Sponsor has forfeited 1,312,500 founder shares. The founder shares will automatically convert into Class A ordinary shares upon consummation of a business combination on a one-for-one basis, subject to certain adjustments, as described in Note 6.

The initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until the earlier of (A) 12 months after the completion of the Company’s initial business combination, or (B) six months after the completion of the Company’s initial business combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note

On April 19, 2024, the Company issued a promissory note to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to an aggregate of $300,000 to be used for the payment of costs related to the Initial Public Offering (the “Promissory Note”). The Promissory Note is non-interest bearing, unsecured and due on the earlier of December 31, 2024 or the completion of the Initial Public Offering. On August 8, 2024, at the time of the Initial Public Offering, the Company repaid the then outstanding balance, and the note is no longer available to be drawn upon.

Private Placement Units

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 400,000 Sponsor Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $4,000,000. Each Sponsor Private Placement Unit consists of one Class A ordinary share (the “Sponsor Private Placement Shares”) and one-third of one redeemable warrant (the “Sponsor Private Placement Warrants”).

Additionally, $2,625,000 of the underwriting commissions was applied by BTIG to purchase 262,500 Underwriter Private Placement Units at a price of $10.00 per unit (each comprised of one Class A ordinary share and one-third of one redeemable warrant (the “Underwriter Private Placement Warrants,” and together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”)), on the same terms as the Sponsor Private Placement Units, in a private placement that occurred simultaneously with the closing of the Initial Public Offering (see Note 5).

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Each Private Placement Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustments. Each warrant will become exercisable 30 days after the completion of an initial business combination and will not expire except upon liquidation. If the initial business combination is not completed within the business combination period, the proceeds from the sale of the Private Placement Units held in the trust account will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the Private Placement Warrants may expire worthless.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company will repay the Working Capital Loans out of the proceeds of the trust account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans, but no proceeds held in the trust account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit. The units and the underlying securities would be identical to the Private Placement Units and the underlying securities of such Private Placement Units, except as described herein. At both December 31, 2025 and 2024, no Working Capital Loans were outstanding.

Administrative Service Fee

Commencing on August 6, 2024, the Company agreed to pay an affiliate of the Sponsor a monthly fee of $30,000 for office space, utilities, secretarial support and administrative support. This arrangement will terminate upon completion of a business combination or the distribution of the trust account to the public shareholders. During the year ended December 31, 2025 and for the period from April 15, 2024 (inception) through December 31, 2024, the Company incurred and paid $360,000 and $150,000, respectively, for these services.

In addition, the Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s audit committee will review on a quarterly basis all payments that were made to the Sponsor, officers or directors, of the Company or their affiliates. Any such payments prior to an initial business combination will be made from working capital or funds held outside the trust account.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 5. COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the founder shares, Private Placement Units (and the underlying securities), and units that may be issued upon conversion of Working Capital Loans (and the underlying securities) have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to unlimited demands that the Company register such securities for sale under the Securities Act. In addition, these holders will have piggyback registration rights to include their securities in other registration statements filed by the Company, subject to certain limitations. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights granted to the underwriter are limited to one demand and unlimited “piggyback” rights for periods of five and seven years, respectively, from the commencement of sales of the Initial Public Offering with respect to the registration under the Securities Act of the Private Placement Units and the underlying securities.

Underwriting Agreement

The Company granted the underwriter a 45-day option from the date of Initial Public Offering to purchase up to 5,250,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The over-allotment option has expired since the close of the Initial Public Offering.

The underwriter is entitled to the Base Fee of $0.15 per Unit sold in the Initial Public Offering, or $5,250,000 in the aggregate. Of such $0.15 per unit payable as the Base Fee, $0.132 per Unit, or $4,625,000 in the aggregate, was paid at the closing of the Initial Public Offering (with $2,000,000 paid in cash and $2,625,000 used to purchase the Underwriter Private Placement Units), and $0.018 per unit, or $625,000 in the aggregate, is payable to the underwriter in cash in twelve equal monthly installments of approximately $52,000 each beginning on the first month anniversary of the closing of the Initial Public Offering. This $625,000 obligation is recorded as a cash underwriting fee payable in the accompanying consolidated balance sheets. As of December 31, 2025 and 2024, the outstanding cash underwriting fee payable totaled $52,083 and $468,750, respectively. An over-allotment fee, if any, is payable in cash upon each closing of the underwriter’s over-allotment option. The over-allotment option has expired.

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $12,250,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the trust account solely in the event that the Company completes a business combination, subject to the terms of the underwriting agreement. The deferred fee will be payable to the underwriter upon the closing of a business combination in three portions, as follows: (i) $0.075 per Unit sold in the Initial Public Offering shall be paid to the underwriter in cash, (ii) up to $0.175 per Unit sold in the Initial Public Offering shall be paid to the underwriter in cash, based on the funds remaining in the trust account after giving effect to public shares that are redeemed in connection with a business combination and (iii) $0.10 per Unit sold in the base offering, plus $0.175 per Unit sold pursuant to the underwriter’s over-allotment option, shall be paid to the underwriter in cash (such aggregate amount, the “Allocable Amount”), provided that, after completion of the Initial Public Offering and the underwriter’s receipt of 100% of the Base Fee and an over-allotment fee (if any), the Company has the right, in its sole discretion, not to pay all or any portion of the Allocable Amount to the underwriter and to use the Allocable Amount for expenses in connection with a business combination. The over-allotment option has expired.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Deferred Legal Fees

As of both December 31, 2025 and 2024, the Company had total deferred legal fees of $746,370, all of which were related to the Initial Public Offering to be paid to the Company’s legal advisors upon consummation of the business combination. As the settlement or liquidation of amounts of deferred legal fees are not reasonably expected to require the use of current assets or require the creation of current liabilities, the amount is classified as a non-current liability in the accompanying consolidated balance sheets as of December 31, 2025 and 2024.

Business Combination Agreement

On August 5, 2025, the Company entered into the Business Combination Agreement. Pursuant to the Business Combination Agreement, upon the consummation of the proposed Business Combination, the combined entity will be renamed Presidio Production Company and is expected to be listed on the NYSE under the trading symbol “FTW.”

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the proposed Business Combination, the Company, Sponsor, Presidio Production, EQV Holdings, PIH and certain members of the Company’s board of directors and/or management (the “Insiders”) entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which (a) each of Sponsor and the Insiders agreed to vote in favor of the Business Combination Agreement and the proposed Business Combination, (b) each of Sponsor and the Insiders agreed to be bound by certain restrictions on transfer with respect to its equity interests in the Company prior to the closing of the proposed Business Combination, (c) each of Sponsor and the Insiders agreed to be bound by certain lock-up provisions during the lock-up periods described therein with respect to its equity interests in the Company, (d) Sponsor agreed to subject certain of its founder shares to vesting (or forfeiture) on the basis of achieving certain trading price thresholds during the first five years following the closing of the proposed Business Combination pursuant to an earnout program, (e) Sponsor agreed to subject certain of its founder shares to time-vesting during the first three years following the closing of the proposed Business Combination pursuant to a dividend reinvestment program, which will fall away on the basis of achieving certain trading price thresholds during the first three years following the closing of the proposed Business Combination and (f) Sponsor and the Insiders agreed to waive any adjustment to the conversion ratio set forth in the respective governing documents of any of the Company, Presidio Production, EQV Merger Sub, EQV Holdings, and Presidio Merger Sub or any other anti-dilution or similar protection with respect to any equity interests in the Company.

Subscription Agreement Liability

Concurrently with the execution of the Business Combination Agreement, in connection with financing efforts related to the proposed Business Combination, the Company and Presidio Production entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) (and may enter into, before the closing of the proposed Business Combination, additional agreements with additional PIPE Investors on the same forms, as applicable) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company and Presidio Production have agreed to issue and sell to the PIPE Investors an aggregate of 8,750,000 shares of Class A common stock, par value $0.0001 per share, of Presidio Production (“Presidio Class A Common Stock”) following the Company’s domestication for a purchase price of $10.00 per share, on the terms and subject to the conditions set forth therein, for total gross proceeds of approximately $87.5 million, to be funded concurrently with the closing of the Business Combination.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

The Subscription Agreements are contingent upon the consummation of the Business Combination and the Company’s domestication to the State of Delaware. If the closing of the Business Combination does not occur within ten (10) business days following the specified closing date, the subscription funds are required to be refunded to the PIPE Investors.

In accordance with ASC 815-40, the Company evaluated the Subscription Agreements and determined that they represent freestanding financial instruments that are not indexed to the Company’s own stock under the “fixed-for-fixed” criterion. Accordingly, the Subscription Agreements do not meet the requirements for equity classification and are recorded as financial liabilities on the accompanying consolidated balance sheets.

At initial recognition, the Subscription Agreement liability was measured at its fair value in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in earnings each reporting period until settlement. The fair value of the Subscription Agreement liability was determined using an income approach, specifically the discounted cash flow method, applied both with and without closing conditions.

As of December 31, 2025, the liability is classified as a current liability, as the underlying Business Combination and funding are expected to occur within twelve months. The fair value of the Subscription Agreement liability as of December 31, 2025, was $141,300, and the income from the change in fair value of the subscription agreement was $49,700.

Securities Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination, the Company, Presidio Pubco and PIH entered into a Series A Preferred Securities Purchase Agreement (“Securities Purchase Agreement”) with certain investors (the “Preferred Investors”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the closing of the Proposed Business Combination, the Preferred Investors will purchase in a private placement from the Company an aggregate of 125,000 Series A Perpetual Preferred Shares with a stated value of $1,000 per Preferred Share (the “Series A Perpetual Preferred Shares”) and warrants to purchase 937,500 shares of Presidio Class A Common Stock with an exercise price of $0.01 per warrant for an aggregate cash purchase price of $123,750,000 (net of all applicable original issue discounts). The Series A Perpetual Preferred Shares will have the rights, preferences, and privileges set forth in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock and certain holders of the Series A Perpetual Preferred Shares will have certain rights pursuant to the Preferred Stockholders’ Agreement.

Upon execution, the Securities Purchase Agreement was recognized as a liability in accordance with ASC 480, as the arrangement embodies an obligation to repurchase equity shares for cash upon the occurrence of events outside the Company’s control. The liability was initially measured at fair value.

As of September 30, 2025, the Company determined that the net fair value of the instrument at issuance and as of September 30, 2025 was $0. Based on a third-party valuation report, the fair value of the instrument in its entirety was estimated at $117,562,500, comprised of $109,606,000 attributable to the preferred stock to be issued and $7,956,500 attributable to the associated warrants. The estimated fair value of the proceeds to be received, determined using applicable inputs and probability-weighted assumptions, was also $117,562,500. Accordingly, as the fair value of the instrument equaled the fair value of the proceeds, no liability or related expense was recognized at inception.

For the period from September 30, 2025 through December 31, 2025, the third-party valuation concluded that the fair value of the instrument increased due to changes in market conditions and other valuation inputs, while the fair value of the proceeds to be received remained unchanged. As a result, the Company recognized expense of $636,000 for the year ended December 31, 2025 and recorded a corresponding liability in the same amount.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Sponsor Share Transfer and Contribution Agreements

Concurrently with the execution of the Business Combination Agreement, in connection with the proposed Business Combination and the PIPE Financing, the Company, Presidio Production, Sponsor, certain Rollover Members (as defined below) and certain PIPE Investors party thereto entered into Securities Contribution and Transfer Agreements (the “Sponsor Share Transfer and Contribution Agreements”) in order to reflect the intended ownership interests of the shareholders of Presidio Production following the proposed Business Combination. Pursuant to and subject to the terms and conditions of the Sponsor Share Transfer and Contribution Agreements, Sponsor agreed to contribute 565,217 shares of its founder shares as a contribution to capital at closing of the proposed Business Combination and, in exchange, Presidio Production agreed to issue 565,217 shares of Presidio Class A Common Stock to the Rollover Members party thereto.

Agreement and Plan of Merger

In connection with the proposed Business Combination, the Company and PIH negotiated the acquisition of all of the issued and outstanding equity interests of EQV Resources LLC, a Delaware limited liability company (“EQV Resources”) via merger (the “EQV Resources Acquisition”) and, concurrently with the execution of the Business Combination Agreement, the Company, Presidio Production, EQVR Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Presidio Production, EQV Resources Intermediate LLC, a Delaware limited liability company, EQV Resources and PIH entered into an agreement and plan of merger (the “EQV Resources Merger Agreement”), pursuant to which the Company and Presidio Production will effect the EQV Resources Acquisition on the terms and subject to the conditions set forth in the EQV Resources Merger Agreement and in accordance with applicable law.

Rollover Agreement

Concurrently with the execution of the Business Combination Agreement, and in connection with the proposed Business Combination, the Company, EQV Holdings, PIH, certain existing investors (the “Rollover Investors”) and certain unitholders of PIH (“PIH Unitholders”) entered into certain rollover agreements (each, a “Rollover Agreement”, and collectively, the “Rollover Agreements”, and, such Rollover Investors and PIH Unitholders together, the “Rollover Members”), pursuant to which the Units held by such Rollover Members will, in accordance with the terms of the Business Combination Agreement and the Rollover Agreements, convert into the right to receive a number of units of EQV Holdings and a number of Class B units of Presidio Production at par value.

NOTE 6. SHAREHOLDERS’ DEFICIT

Preference Shares

The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At both December 31, 2025 and 2024, there were no preference shares issued or outstanding.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Class A Ordinary Shares

The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. At both December 31, 2025 and 2024, there were 822,500 Class A ordinary shares issued and outstanding, excluding 35,000,000 Class A ordinary shares subject to possible redemption.

On May 22, 2024, the Company issued 40,000 Class A ordinary shares to each of its non-executive director nominees (160,000 Class A ordinary shares in total) in connection with their nomination as a director of the Company. These issuances were made pursuant to the exemption from registration contained in section 4(a)(2) of the Securities Act. The issuance of the Class A ordinary shares to the Company’s director nominees is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company estimated the fair value of the issued Class A ordinary shares to the Company’s director nominees to be approximately $396 based upon the price of the founder shares received by the Sponsor. These Class A ordinary shares were granted subject to a performance condition (i.e., the occurrence of a business combination). Compensation expense related these Class A ordinary shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of December 31, 2025 and 2024, the Company determined that a business combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation would be recognized at the date a business combination is considered probable (i.e., upon consummation of a business combination).

Class B Ordinary Shares

The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each ordinary share. At both December 31, 2025 and 2024, there were 8,750,000 Class B ordinary shares issued and outstanding. 1,312,500 shares were forfeited as the underwriter’s over-allotment option was not exercised in full. The over-allotment option has expired since the close of the Initial Public Offering.

The Class B ordinary shares issued to the Sponsor will automatically convert into Class A ordinary shares at the time of the consummation of the initial business combination or earlier at the option of the holders thereof at a ratio such that the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of this offering, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial business combination and any Private Placement Units issued to the Sponsor upon conversion of Working Capital Loans. Any conversion of Class B ordinary shares described herein will take effect as a compulsory redemption of Class B ordinary shares and an issuance of Class A ordinary shares as a matter of Cayman Islands law. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one. Any Class A ordinary shares received as a result of such a conversion will not be eligible for redemption.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 7. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The over-allotment option was initially accounted for as a liability in accordance with ASC 815-40 and was presented within liabilities on the consolidated balance sheets. The over-allotment liability is measured at fair value at inception and on a recurring basis. The Company granted the underwriter a 45-day option from the date of Initial Public Offering to purchase up to 5,250,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The over-allotment option has expired.

The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at December 31, 2025:

	Level	Fair Value
December 31, 2025
Subscription Agreement liability	3	$141,300
Securities Purchase Agreement liability	3	$636,000

The Subscription Agreement liability was accounted for as a liability in accordance with ASC 815-40 and is presented within current liabilities on the consolidated balance sheet as of December 31, 2025. The Subscription Agreement liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented as Subscription Agreement expense in the consolidated statements of operations.

The fair value of the Subscription Agreement liability was determined using an income approach, specifically the discounted cash flow method, applied both with and without closing conditions. The market data sources are S&P Capital IQ yield curves and FRED – ICE BofA Corporate Index effective yields and spreads. Because the valuation relies on unobservable inputs (credit spread assumptions and internal estimates), the Subscription Agreement liability should be classified as a Level 3 fair value measurement under ASC 820.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Key inputs and assumptions that have been used for the Subscription Agreement liability evaluation:

December 31, 2025
Commitment date	February 22, 2026
Closing date	March 7, 2026
Investment amount	$87,500,000
Risk-free rate	3.67% – 3.92%
Credit spread / discount-rate assumptions	BBB (5.04%) - CCC (12.49%)
Discount period	0.18 years

Subscription Agreement Liability
Fair value as of August 4, 2025	$-
Subscription Agreement expense	191,000
Fair value as of September 30, 2025	191,000
Change in fair value	(49,700)
Fair value as of December 31, 2025	$141,300

The fair value of the Series A preferred securities issued pursuant to the Securities Purchase Agreement was estimated using a market capitalization approach based on the Company’s observed and simulated stock prices and the expected post-transaction capital structure. The valuation considered the allocation of proceeds between the preferred shares and the related warrants and incorporated key assumptions including expected stock price scenarios, probability of successful closing of the transaction, and an appropriate discount rate. Significant judgment was required in determining these assumptions, the Securities Purchase Agreement liability should be classified as a Level 3 fair value measurement under ASC 820.

Key inputs and assumptions that have been used for the Securities Purchase Agreement liability evaluation:

December 31, 2025
Stock price	$10.49
Volatility	50%
Probability of closing	95%
Discount rate	5.6%
Discount period	0.17 years

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Securities Purchase Agreement Liability
Fair value as of August 4, 2025, net	$-
Securities Purchase Agreement expense	-
Fair value as of September 30, 2025, net	-
Change in fair value	636,000
Fair value as of December 31, 2025, net	$636,000

NOTE 8. SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the consolidated statements of operations as net income or loss. The measure of segment assets is reported on the consolidated balance sheets as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

	December 31,	December 31,
	2025	2024
Cash held in the trust account	$370,379,609	$356,361,121
Cash and cash equivalents	$75,825	$973,483

	For the Year Ended December 31, 2025	For the Period from April 15, 2024 (Inception) through December 31, 2024
General and administrative costs	$10,723,439	$656,510
Interest earned on cash held in the trust account	$15,595,783	$6,914,394

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

The CODM reviews interest earned on the trust account to measure and monitor shareholder value and determine the most effective strategy of investment with the trust account funds while maintaining compliance with the trust agreement.

General and administrative expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a business combination or similar transaction within the business combination period. The CODM also reviews general and administrative costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. General and administrative costs, as reported on the consolidated statements of operations, are the significant segment expenses provided to the CODM on a regular basis.

All other segment items included in net income or loss are reported on the consolidated statements of operations and described within their respective disclosures.

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the consolidated balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

Working Capital Withdrawals

On January 2, 2026, the Company instructed the trustee to withdraw $120,351 of interest income from the Trust Account for working capital purposes in accordance with the Trust Agreement. Such withdrawal was processed on January 5, 2026.

On February 5, 2026, the Company withdrew an additional $117,058 of interest income from the Trust Account for working capital purposes.

In total, $237,409 was withdrawn from the Trust Account during 2026 prior to the consummation of the Business Combination.

EQV VENTURES ACQUISITION CORP.

NOTES TO CONSOLIDTED FINANCIAL STATEMENTS

DECEMBER 31, 2025

Non-Redemption Agreement

On February 23, 2026, the Company and certain parties entered into a non-redemption agreement with a shareholder pursuant to which such shareholder agreed not to redeem up to 751,880 Class A ordinary shares in connection with the extraordinary general meeting of shareholders. In exchange for this commitment, the Sponsor agreed to assign 117,686 Class A ordinary shares to such shareholder.

Securities Purchase Agreement – Series B Preferred

On February 23, 2026, the Company, Presidio PubCo Inc. and Presidio Investment Holdings LLC entered into a Securities Purchase Agreement with an institutional investor pursuant to which PubCo agreed to issue and sell Series B Perpetual Participating Convertible Preferred Stock with a stated value of $1,000 per share in a private placement transaction. The total commitment under the Securities Purchase Agreement was $25,000,000. The closing of the Preferred Stock financing was conditioned upon and occurred substantially concurrently with the consummation of the Business Combination and Domestication.

Extraordinary General Meeting, Redemption and Trust Liquidation

On February 27, 2026, the Company held an extraordinary general meeting of shareholders at which shareholders approved, among other matters, the Business Combination and related transactions, including the Domestication of the Company from the Cayman Islands to the State of Delaware.

In connection with the meeting, holders of the Company’s Class A ordinary shares exercised their redemption rights for a pro rata portion of the funds held in the Company’s trust account.

On February 27, 2026, the funds held in the Company’s trust account, totaling approximately $372.3 million, including accrued interest, were released. Following the release of funds, the Trust Account was fully liquidated, and the closing balance as of March 1, 2026 was $0. The funds were distributed to redeeming shareholders and released to the Company upon closing on March  4, 2026.

Closing of the Business Combination

On March 4, 2026, the Business Combination was consummated. Upon closing, the Company completed its domestication as a Delaware corporation and changed its name to Presidio MidCo Inc. Immediately following the consummation of the Business Combination, Presidio changed its name to Presidio Production Company, and the Company ceased to be a special purpose acquisition company.